UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 29, 2004

CELERITEK, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	0-23576 (Commission File Number)	77-0057484 (IRS Employer Identification No.)

3236 Scott Boulevard
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)

(408) 986-5060
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On October 29, 2004, Celeritek, Inc. publicly disseminated a press release announcing that its board of directors had declared a cash dividend of $3.00 per share of common stock, payable on December 1, 2004 to shareholders of record on November 17, 2004. Celeritek expects that Nasdaq will set the ex-dividend date on December 2, 2004. A copy of the press release is attached as Exhibit 99.1.

     In addition, the board of directors has authorized Celeritek’s management to seek shareholder approval of a 4 for 1 reverse split of the common stock.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated October 29, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELERITEK, INC.
By:	/s/ Margaret E. Smith
Margaret E. Smith
Vice President, Finance and Chief Financial Officer

Date: November 3, 2004

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated October 29, 2004